Exhibit 99.1

FOR IMMEDIATE RELEASE

Celsius Holdings, Inc. Reports Record First Quarter 2021 Financial Results

Revenue of $50.0 million, up 78% from $28.2 million in Q1 2020

Domestic Revenue increased 101% to $39.0 million, up from $19.4 million in Q1 2020

International Revenue increased 25% to $11.0 million, from $8.8 million in Q1 2020

BOCA RATON, FL, May 13, 2021/PRNewswire/ -- Celsius Holdings, Inc., (Nasdaq: CELH), maker of the leading global fitness drink, CELSIUS®, today reported financial results for the first quarter ended March 31, 2021. Management will host a conference call today at 10:00 a.m. Eastern Time to discuss the results with the investment community.

A PDF containing our first quarter 2021 results and full financial tables is available at:

www.celsiusholdingsinc.com/Q1_2021

To participate in the conference call, please call one of the following telephone numbers at least 10 minutes before the start of the call:

US: 877-709-8150

International: 201-689-8354

An audio replay of the call will be available on the Company's website at:

https://www.celsiusholdingsinc.com/press-releases/

About Celsius Holdings, Inc.

Celsius Holdings, Inc. (Nasdaq: CELH), is a global company with a proprietary, clinically proven formula for its master brand CELSIUS® and all its sub-brands. A lifestyle fitness and supplement drink and a pioneer in the rapidly growing performance energy sector, CELSIUS® has five drink lines that each offer proprietary, functional, healthy-energy formulas clinically-proven to offer significant health benefits to its users. The five lines include, CELSIUS® Originals, CELSIUS HEAT™, CELSIUS® BCAA +Energy, CELSIUS® On-the-Go, and CELSIUS® Sweetened with Stevia. CELSIUS® has zero sugar, no preservatives, no aspartame, no high fructose corn syrup, and is non-GMO, with no artificial flavors or colors. The CELSIUS® line of products is Certified Kosher and Vegan. CELSIUS® is also soy and gluten-free and contains very little sodium. CELSIUS® is backed by six university studies that were published in peer-reviewed journals validating the unique benefits CELSIUS® provides. CELSIUS® is sold nationally at Target, CVS, Walmart, GNC, Vitamin Shoppe, 7-Eleven, Dick's Sporting Goods, The Fresh Market, Sprouts and other key regional retailers such as HEB, Publix, Winn-Dixie, Harris Teeter, Shaw's and Food Lion. It is also available on Amazon, at fitness clubs and in select micro-markets across the country. For more information, please visit: http://www.celsiusholdingsinc.com

Investor Relations:
Cameron Donahue
(651) 707-3532
cdonahue@celsius.com

Nasdaq: CELH Celsius Holdings Announces Record First Quarter 2021 Financial Results Revenue of $50.0 million, up 78% from $28.2 million in the year ago quarter Domestic Revenue increased 101% to $39.0 million, up from $19.4 million in the year ago quarter International Revenue increased 25% to $11.0 million, from $8.8 million in the year ago quarter Flash Financials $(000)’s 1st Q 2021 1st Q 2020 % Change Revenue $50.0 $28.2 78% N. America $39.0 $19.4 101% International $11.0 $8.8 25% Gross Margin % (W/O Freight) 41.1% (49.5%) 46.1% (53.5%) - 50 0 BPS - 40 0 BPS EBITDA* $4.97 $2.76 80% Net Income $0.585 $0.546 7% * Adjusted EBITDA excluding one - time charges First Quarter 2021 Highlights • Celsius drink and supplement sales hit a quarterly record of $50.0 million, up 78% from $28.2 million in the year ago quarter • Domestic revenue increased 101 % to $ 39 . 0 million, up from $ 19 . 4 million in the year ago quarter • The increase was driven by continued strong triple - digit growth of 137 % in traditional channels of trade and expansion with world class retail and distribution partners • Fitness channel sales increased 33% , showing improvement from the prior year despite the impact to the macro - economic environment from the health crisis • International revenue increased 25% to $11.0 million, from $8.8 million in the year ago quarter • Nordic revenues increased by 22 % to $ 10 . 4 million driven by growth in CELSIUS® portfolio and positive currency translation to USD, which was partially off - set by COVID lockdowns across the markets • FAST portfolio experienced out of stocks during the quarter due to co - packer delays associated with COVID which normalized at the end of the quarter • Revenues from other international markets increased 104 % to $ 664 , 000 which included royalty revenues from China of $ 393 , 000 for a total Asian revenue of $ 536 , 000 and $ 128 , 000 from all other international markets (e . g . , Malaysia, Hong Kong, Australia, Caribbean, etc . )

First Quarter 2021 Highlights (cont’d) • Gross profit of $20.6 million, up 58% from $13.0 million in the year ago quarter • Gross profit margins total 41.1% (49.5% excluding outbound freight) of revenues • Margins were impacted due to increases in input costs associated with the global can shortages as well as increased repack fees . It’s anticipated that input costs associated with cans will normalize towards the end of 2021 and throughout 2022 . Margins were also impacted by increases in freight costs and processing costs . As the company re - aligns co - packer volumes in the second half of 2021 , it anticipates co - packer toll fee savings to materialize • Net Income of approximately $585,000 compared to $546,000 in the year ago quarter • Non - GAAP Adjusted EBITDA excluding one - time charges totaled a profit of approximately $ 5 . 0 million compared to a $ 2 . 8 million in the year ago quarter * The Company reports financial results in accordance with accounting principles generally accepted in the United States (“GAAP”), but management believes that disclosure of adjusted EBITDA, a non - GAAP financial measure, may provide users with additional insights into operating performance. International Sales • Further integrated & leveraged synergistic benefits from the acquisition of Func Food, a Nordic wellness company which was immediately accretive to earnings and is an important step in our strategy to build a globally dominate brand. During the quarter, we focused on synergistic benefits with further marketing, operational, financial integra - tions • Sweden’s Q4 launch of Blueberry Frost helped drive a 14.9% growth versus prior year quarter with market share remaining at 8.2% • Nordic Celsius sales increased 23% versus the prior year quarter helped by growth in the CELSIUS® portfolio and the launch of a new Tropical Twist flavor late in March. This growth was partially off - set by out of stocks in the FAST® portfolio due to COVID 19 shutdowns • Nordic revenue increased 50% sequentially from the fourth quarter of 2020 to $10.4 million from $6.9 million • Expanded distribution in Saudi Arabia & Kuwait

Distribution Highlights



CELSIUS BRAND
PERFORMANCE VS. CATEGORY
CELSIUS
OUTPACING GROWTH 5X
Trend forward functional energy brand has gained momentum as CELSIUS® is growing faster than the category, at a reported 220.4% over the last 4 weeks and 151.4%, over the last 12 week period with a 1.2% share of the energy drink market
(Last 4 &12 Weeks Ending 4/24/21, Nielsen IQ, Energy Drink Category: TOTAL US)
ENERGY
HEALTHY ENERGY
FUNCTIONAL ENERGY
SPORTS PERFORMANCE
HEALTH & WELLNESS
Red Bull
REIGN
C4
FITAID
CELSIUS OUPACING GROWTH ACROSS MULTIPLE CONVENIENCE CHANNELS
RUNA
UPTIME
neuro

CELH Total Company Volume, Pricing & $ Sales Growth*



Volume
Pricing
Sales Growth
250.0%
200.0%
150.0%
100.0%
50.0%
0.0%
-50.0%
8-Dec
2-Feb
30-Mar
25-May
20-Jul
14-Sep
9-Nov
4-Jan
29-Feb
25-Apr
20-Jun
15-Aug
10-Oct
5-Dec
30-Jan
27-Mar
2018
2019
2020
2021

*Source: NielsenIQ, Goldman Sachs Global Investment Research

CELH $ Share in the Energy Drink Category*



Change in Dollar Share (bps)
Dollar Share (%)
Dollar Share (%)
Change in Dollar Share (bps)
1.4%
1.2%
1.0%
0.8%
0.6%
0.4%
0.2%
0.0%
80
70
60
50
40
30
20
10
0
8-Dec
2-Feb
30-Mar
25-May
20-Jul
14-Sep
9-Nov
4-Jan
29-Feb
25-Apr
20-Jun
15-Aug
10-Oct
5-Dec
30-Jan
27-Mar
2018
2019
2020
2021

⇒ US door count exceeds 92,000 locations nationally growing 10,000 doors approximately from 2020, additional expansion planned throughout 2021 as retailer resets take place

  ⇒ Announced nationwide launch with Murphy USA on May 6, 2021, at 1,500 locations with 6 SKU's

⇒ Secured additional distribution agreements with partners in the Anheuser-Busch-InBev, PepsiCo, Keurig Dr. Pepper and MillerCoors networks, further expanding availability to new regions as Celsius builds out its national distribution network

  ⇒ Now includes over 180 regional direct-store-delivery (DSD) partner distribution centers covering approximately over 85% of major metropolitan markets

  ⇒ These recent additions filled distribution gaps outside major markets

⇒ Transitions to DSD continues with Target, CVS, Walmart, Racetrack, 7-Eleven and others from wholesale to Big Geyser in NYC and other DSD distribution partners regionally. We have seen volumes more than double with additional divisions and retail partners planned to transition to DSD through 2021

⇒ Implemented contingency plans around production, imported cans starting in March of 2021. The company anticipates 50% of can supply for 2021 will be derived from imported and wrapped cans which should decrease late in 2021 and through 2022 as US production capacity comes online. In addition, the team is expanding warehouse distribution sites and implementing contingency plans to further secure raw materials with minimum floor stock programs, blanket purchase orders and secondary and third supplier alternatives while maintaining minimum floor stock programs. The teams continue to quickly adapt to the new COVID environment and are focused on driving efficiencies and operational performance

Brand Ambassadors & Sponsors U.S.: International: 877 - 709 - 8150 201 - 689 - 8354 An audio replay of the call will be available on the Company's website at https:// www.celsiusholdingsinc.com/press - releases/ Disclosures can be found on the Company's online disclosure portal at: https://www.celsiusho ldings inc.com/sec - filings/ Investor Contact: Cameron Donahue (651) 707 - 3532 cdonahue@celsius.com About Celsius Holdings, Inc. Celsius Holdings, Inc. (Nasdaq: CELH), is a global company with a proprietary, clinically proven formula for its master brand CELSIUS® and all its sub - brands. A lifestyle fitness drink and a pioneer in the rapidly growing performance energy sector, CELSIUS® has five beverage lines that each offer proprietary, functional, healthy - energy formulas clinically - proven to offer significant health benefits to its users. The five lines include, CELSIUS® Originals, CELSIUS HEAT Œ , CELSI - US® BCAA +Energy, CELSIUS® On - the - Go, and CELSIUS® Sweetened with Stevia. CELSIUS® has zero sugar, no preservatives, no aspartame, no high fruc - tose corn syrup, and is non - GMO, with no artificial flavors or colors. The CELSIUS® line of products is Certified Kosher and Vegan. CELSIUS® is also soy and gluten - free and contains very little sodium. CELSIUS® is backed by six university studies that were published in peer - reviewed journals validating the unique benefits CELSIUS® provides. CELSIUS® is sold nationally at Target, CVS, Walmart, GNC, Vitamin Shoppe, 7 - Eleven, Dick’s Sporting Goods, The Fresh Mar - ket, Sprouts and other key regional retailers such as HEB, Publix, Winn - Dixie, Harris Teeter, Shaw’s and Food Lion. It is also available on Amazon, at fitness clubs and in select micro - markets across the country. For more information, please visit: http://www.celsiusholdingsinc.com Forward - Looking Statements This press release may contain statements that are not historical facts and are considered forward - looking within the meaning of the Private Securities Litigation Reform Act of 1995. These forward - looking statements contain projections of Celsius Holdings’ future results of operations and/or financial position, or state other forward - looking information. In some cases, you can identify these statements by forward - looking words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “should,” “will,” “would,” or similar words. You should not rely on forward - looking statements since Celsius Holdings’ actual results may differ materially from those indicated by forward - looking statements as a result of a number of important factors. These factors include, but are not limited to: general economic and business conditions; our business strategy for expanding our presence in our industry; anticipated trends in our financial condition and results of operation; the impact of competition and technology change; existing and future regulations affecting our business; and other risks and uncertainties discussed in the reports Celsius Holdings has filed previously with the Securities and Exchange Commission. Celsius Holdings does not intend to and under - takes no duty to update the information contained in this press release. Upcoming This Summer: Eli Olson, Pro Surfer Julius Randle, NBA Dustin Poirier, MMA Koa Rothman, Pro Surfer Britt Manuela, Fitness Influencer Conference Call Management will host a conference call today, Thursday, May 13, 2021, at 10:00 a.m. ET to discuss the results with the investment community. To participate in the conference call, please call one of the following telephone numbers at least 10 minutes before the start of the call:

Celsius Holdings, Inc.

Consolidated Balance Sheet

	March 31, 2021	December 31, 2020 (1)
	(Unaudited)
ASSETS
Current assets:
Cash	$31,634,675	$43,248,021
Accounts receivable-net (note 2)	23,997,680	14,986,213
Note receivable-current (note 6)	2,509,412	1,885,887
Inventories-net (note 4)	36,891,859	18,403,622
Prepaid expenses and other current assets (note 5)	17,183,929	14,626,922
Total current assets	112,217,555	93,150,665

Note receivable (note 6)	6,900,882	9,429,437
Property and equipment-net (note 8)	1,169,022	579,377
Right-of-use asset-operating leases	791,969	836,038
Right-of-use asset-finance leases	129,625	162,119
Long-term security deposits	110,100	122,733
Intangibles (note 9)	16,439,197	16,590,083
Goodwill (note 9)	10,419,321	10,419,321
Total Assets	$148,177,671	$131,289,773

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable and accrued expenses (note 10)	$37,525,390	$25,412,753
Lease liability-operating leases (note 7)	337,626	321,283
Lease liability-finance leases (note 7)	192,649	205,824
Other current liabilities (note 11)	586,954	425,232
Total current liabilities	38,642,619	26,365,092

Long-term liabilities:
Lease liability-operating leases (note 7)	436,631	514,948
Lease liability-finance leases (note 7)	87,152	82,290
Total Liabilities	39,166,402	26,962,330

Commitments and contingences (note 16)

Stockholders’ Equity:
Common stock, $0.001 par value; 100,000,000 shares authorized, 72,585,687 and 72,262,829 shares issued and outstanding at March 31, 2021 and December 31, 2020, respectively (note 14)	72,586	72,263
Additional paid-in capital	164,174,742	159,884,154
Accumulated other comprehensive loss	(394,651)	(202,142)
Accumulated deficit	(54,841,408)	(55,426,832)
Total Stockholders’ Equity	109,011,269	104,327,443
Total Liabilities and Stockholders’ Equity	$148,177,671	$131,289,773

(1)	Derived from Audited Consolidated Financial Statements

Celsius Holdings, Inc.

Consolidated Statements of Operations

(Unaudited)

	For the three months ended March 31,
	2021	2020
Revenue (note 3)	$50,034,879	$28,184,889
Cost of revenue (note 2)	29,455,784	15,182,706
Gross profit	20,579,095	13,002,183

Selling and marketing expenses	11,959,053	7,506,047
General and administrative expenses	7,806,666	4,528,546
Total operating expenses	19,765,719	12,034,593

Income from operations	813,376	967,590

Other Income (Expense):
Interest income on note receivable (note 6)	86,530	97,534
Interest expense on bonds	-	(136,018)
Interest on other obligations	(1,605)	(3,596)
Amortization of discount on bonds payable	-	(166,069)
Other miscellaneous income/(expense)	(11,621)	8,936
Gain on lease cancellations	-	-
Foreign exchange (loss)	(301,256)	(222,326)
Total other expense	(227,952)	(421,539)

Net Income before income taxes	585,424	546,051

Net Income	585,424	546,051

Other comprehensive income/(loss):
Foreign currency translation loss	(192,509)	(114,490)
Comprehensive Income	392,915	431,561

Income per share:
Basic	$0.01	$0.01
Diluted	$0.01	$0.01
Weighted average shares outstanding:
Basic	72,516,396	69,284,307
Diluted	76,925,484	70,339,416

Celsius Holdings, Inc. Reconciliation of Non-GAAP Financial Measure

	Three months ended March 31,
	2021	2020
Net income (loss) available to common stockholders (GAAP measure)	585,424	546,051
Add/(subtract) back:
Depreciation and amortization expense	310,980	434,536
Net interest expense	(69,863)	136,018
Stock-based compensation	3,575,001	1,400,000
Other Non-Operational (Gains)/losses-Net	301,256	144,403
Non-GAAP Adjusted EBITDA	4,702,798	2,661,008
Non-recurring one-time charges:
SEC Registration Fees	284,004	-
Acquisition Costs	-	100,000
Total non-recurring one-time charges	284,004	100,000
Non-GAAP Adjusted EBITDA excluding one-time charges	4,986,802	2,761,008

*	The Company reports financial results in accordance with accounting principles generally accepted in the United States (“GAAP”), but management believes that disclosure of adjusted EBITDA, a non-GAAP financial measure, may provide users with additional insights into operating performance.

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